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                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                   8 1/4% SENIOR SUBORDINATED NOTES DUE 2013
                                IN EXCHANGE FOR
                 NEW 8 1/4% SENIOR SUBORDINATED NOTES DUE 2013
                                       OF

                           PINNACLE FOODS GROUP INC.

     Registered holders of outstanding 8 1/4% Senior Subordinated Notes due 2013
(the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 8 1/4% Senior Subordinated Notes due 2013, which have been registered under the Securities Act of 1933 (the "Exchange Notes"), and whose Old Notes are not immediately available or who cannot deliver their Old
Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Wilmington Trust Company (the "Exchange Agent") prior to the
Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange
Agent. See "The exchange offer -- Procedures for tendering" in the Prospectus
dated           , 2004 of Pinnacle Foods Group Inc. (the "Prospectus").

                 The Exchange Agent for the Exchange Offer is:

                           WILMINGTON TRUST COMPANY:

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     For Delivery by Hand, Overnight Delivery,                   By Facsimile Transmission
           Registered or Certified Mail:                     (for eligible institutions only):
             Wilmington Trust Company                                 (302) 636-4145
             1100 North Market Street                            Attention: Mary St. Amand
                Rodney Square North
            Wilmington, Delaware 19890                            To Confirm by Telephone
             Attention: Mary St. Amand                           or for Information Call:
                                                                      (302) 636-6436
                                                                 Attention: Mary St. Amand

     Delivery of this notice of guaranteed delivery to an address other than as set forth above or transmission via facsimile to a number other than as set forth above does not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

     The undersigned hereby tenders for exchange to Pinnacle Foods Group Inc.
(the "Issuer"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption
"The exchange offer -- Guaranteed delivery procedures."

     The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on           , 2004, unless extended by
the Issuer. The term "Expiration Date" shall mean 5:00 p.m., New York City time,
on           , 2004 unless the Exchange Offer is extended as provided in the
Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

                                   SIGNATURE

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------------------------------------------------------------   Date: -----------------------------

------------------------------------------------------------   Date: -----------------------------
    (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Area Code and Telephone Number: ( __ )  __ - ___

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title), if signing in a fiduciary or representative capacity:
--------------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.:
                                            ------------------------------------

Principal Amount of Old Notes Tendered:
                                            ------------------------------------

Certificate Number(s) of Old Notes (if available):
                                            ------------------------------------

Aggregate Principal Amount Represented by Certificate(s):
                                            ------------------------------------
IF OLD NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING
INFORMATION:

DTC Account Number:
               -----------------------------------------------------------------

Transaction Number:
               -----------------------------------------------------------------

                                        2
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GUARANTEE OF DELIVERY
(NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the
Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such
Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).
-----------------------------------------------------------------------------------------------------------------------------

  Name of Firm:  -------------------------------------
  --------------------------------------------------------        Area Code and Telephone No.: ----------------
  (AUTHORIZED SIGNATURE)
                                                                  Name: --------------------------------------------
  Address:  --------------------------------------------          (PLEASE TYPE OR PRINT)
  --------------------------------------------------------
  (ZIP CODE)                                                      Title: ----------------------------------------------
                                                                  Date: ----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.